UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 3, 2017 (August 1, 2017)

EQT Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35574	37-1661577
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jeremiah J. Ashcroft III, 45, was elected as a Director and as Senior Vice President and Chief Operating Officer of EQT Midstream Services, LLC (EQM General Partner), the general partner of EQT Midstream Partners, LP, effective August 7, 2017. Effective as of the same day, Mr. Ashcroft was also elected as Senior Vice President, EQT Corporation (EQT) and President, Midstream.

Mr. Ashcroft was most recently the Chief Executive Officer of Gulf Oil LP (a distributor of fuel products and lubricants) from September 2015 through June 2017.  Prior to that Mr. Ashcroft served as the Chief Operating Officer of JP Energy Partners, LP (an operator of a diversified portfolio of midstream assets including crude oil pipelines and storage, refined product terminals and storage, and natural gas liquids (NGLs) distribution and sales capabilities) from May 2014 through August 2015.  Mr. Ashcroft held various roles of increasing responsibility with Buckeye Partners, LP (Buckeye) (a provider of midstream logistics solutions, primarily consisting of the transport, storage, processing and marketing of liquid petroleum products) from May 2009 through May 2014.  Mr. Aschroft served as President of Buckeye’s Natural Gas Storage, Development & Logistics and Energy Services business units from January 2012 through May 2014.

M. Elise Hyland, who was serving as a Director and Senior Vice President and Chief Operating Officer of the EQM General Partner, has stepped down from both positions. Ms. Hyland will continue to serve as Senior Vice President, Special Projects for EQT through her previously announced retirement from EQT by March 30, 2018, after which EQT expects Ms. Hyland will serve EQT under her executive alternative work arrangement.

Item 7.01.             Regulation FD Disclosure.

On August 3, 2017, the EQM General Partner issued a news release with respect to the appointment of Mr. Ashcroft as Senior Vice President and Chief Operating Officer, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	News release issued by the EQM General Partner dated August 3, 2017. (Furnished solely for purposes of Item 7.01 of this Form 8-K.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT MIDSTREAM PARTNERS, LP

	By:	EQT Midstream Services, LLC,
its general partner

Date: August 3, 2017	By:	/s/ Steven T. Schlotterbeck
		Name:	Steven T. Schlotterbeck
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release issued by the EQM General Partner dated August 3, 2017. (Furnished solely for purposes of Item 7.01 of this Form 8-K.